DEBT	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
DEBT
NOTE 6: DEBT
Debt consisted of the following (in thousands):

	March 31, 2021	December 31, 2020
Term Loan	$375,000	$136,500
Revolving credit facility	25,000	47,855
Less: current portion	(3,750)	(7,000)
Less: unamortized discount and debt issuance costs	(10,993)	(4,693)
Total long-term debt	$385,257	$172,662
On December 31, 2020, the Company’s senior secured loan agreement consisted of a senior secured first lien term loan facility of $140 million and a first lien revolving credit facility of up to $50 million. As of December 31, 2020, there were $2.1 million of outstanding letters of credit that reduced the Company’s availability under the revolving credit facility.
As of December 31, 2020, term loan borrowings were $131.8 million, net of debt issuance costs of $4.7 million. There were $47.9 million of borrowings under the revolving credit facility as of December 31, 2020. Additionally, as of December 31, 2020, the Company’s unamortized debt issuance costs related to the revolving credit facility were $1.7 million which are included in other assets in the condensed consolidated balance sheet.
In connection with the closing of the Wholesome Transaction, on February 5, 2021, further discussed in Note 2, the Company and certain of its subsidiaries entered into an amendment and restatement agreement (the “Amendment Agreement”) with Toronto Dominion (Texas) LLC, which amended and restated its existing senior secured loan agreement dated as of June 25, 2020 (as amended on September 4, 2020, the “Existing Credit Agreement,” and as further amended by the Amendment Agreement, the “Amended and Restated Credit Agreement”), by and among Toronto Dominion (Texas) LLC, as administrative agent, certain lenders signatory thereto and certain other parties.
The Amended and Restated Credit Agreement provides for senior secured financing consisting of the following credit facilities: (a) a senior secured term loan facility in the aggregate principal amount of $375 million (the “Term Loan Facility”); and (b) a revolving credit facility in an aggregate principal amount of up to $75 million (the “Revolving Facility,” and together with the Term Loan Facility, the “Credit Facilities”). The Revolving Facility has a $15 million sub-facility for the issuance of letters of credit and a $15 million sublimit for swing line loans. The Company used the proceeds under the Term Loan Facility to (i) repay and refinance existing indebtedness of WSO Investments; (ii) pay the cash consideration for the Wholesome Transaction; (iii) repay and refinance outstanding borrowings under the Existing Credit Agreement; and (iv) pay fees and expenses incurred in connection with the foregoing. The proceeds of the Revolving Facility can be used to finance working capital needs, for general corporate purposes, and for working capital adjustments payable under the Wholesome Purchase Agreement.
Loans outstanding under the Credit Facilities accrue interest at a rate per annum equal to (i) with respect to the Revolving Facility and letters of credit, (A) 2.75%, in the case of base rate advances, and (B) 3.75% in the case of LIBOR advances, and (ii) with respect to the Term Loan Facility, (A) 3.50%, in the case of base rate advances, and (B) 4.50% in the case of LIBOR advances, with a LIBOR floor of 1.00% with respect to the Term Loan Facility, and 0.00% with respect to the Revolving Facility and letters of credit, and base rate based on the highest of the prime rate, the federal funds rate plus 0.50%, LIBOR for a one-month interest period plus 1.00%, and with respect to the Revolving Facility and letters of credit, 0.00%, or with respect to the Term Loan Facility, 2.0%, and undrawn amounts under the Revolving Facility will accrue a commitment fee at a rate per annum equal to 0.50% on the average daily undrawn portion of the commitments thereunder. As of March 31, 2021, there were $2.1 million of outstanding letters of credit that reduced the Company’s availability under the revolving credit facility. The Company’s unamortized debt issuance costs related to the revolving credit facility were $2.1 million as of March 31, 2021 and are included in other assets in the condensed consolidated balance sheet.
The obligations under the Credit Facilities are guaranteed by certain direct or indirect wholly-owned domestic subsidiaries of the Company, other than certain excluded subsidiaries, including, but not limited to, immaterial subsidiaries and foreign subsidiaries. The Credit Facilities are secured by substantially all of the personal property of the Company and the guarantor subsidiaries (in each case, subject to certain exclusions and qualifications).
The Credit Facilities require the Company to make certain mandatory prepayments, with (i) 100% of net cash proceeds of all non-ordinary course asset sales or other dispositions of property in excess of $5 million in any fiscal year, subject to the ability to reinvest such proceeds and certain other exceptions, (ii) 100% of the net cash proceeds of any debt incurrence, other than debt permitted under the definitive agreements (but excluding debt incurred to refinance the Credit Facilities) and (iii) 50% of “Excess Cash Flow,” as defined in the Amended and Restated Credit Agreement, with a reduction to 25% if the total net leverage ratio for the fiscal year is less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00, and a reduction to 0% if the total net leverage ratio for the fiscal year is less than or equal to 3.00 to 1.00. The Company also is required to make quarterly amortization payments equal to 0.25% per annum of the original principal amount of the Term Loan Facility (subject to reductions by optional and mandatory prepayments of the loans).
As of the date of the amendment of the credit facilities, the aggregate unamortized debt issuance costs totaled $6.2 million, of which $4.4 million were expensed as a loss on extinguishment of debt. Additionally, in connection with the Amended and Restated Credit Agreement, the Company paid fees to certain lenders of $3.8 million, which are considered a debt discount, all of which were deferred, and incurred transaction costs of $8.9 million, of which $7.8 million was deferred and $1.1 million was expensed as part of loss on extinguishment and debt transaction costs.

NOTE 7: DEBT
Debt consisted of the following (in thousands):

	(Successor)	(Predecessor)
	December 31, 2020	December 31, 2019
Term loan	$136,500	$—
Revolving credit facility	47,855	—
Less: current portion	(7,000)	—
Less: unamortized debt issuance costs	(4,693)	—
Total long-term debt	$172,662	$—
Maturities—The Company’s debt and other obligations outstanding as of December 31, 2020 mature as shown below (in thousands):

2021	$7,000
2022	7,000
2023	10,500
2024	14,000
2025	145,855
Total debt	184,355
Unamortized discounts	(4,693)
Total debt, net of unamortized discounts	$179,662
Loan Agreement—The Company entered into a Loan Agreement (the “Loan Agreement”) on June 25, 2020, with Toronto Dominion (Texas) LLC, as administrative agent, BofA Securities Inc., as Syndication Agent, BMO Capital Markets Corp. and Truist Bank, as documentation agents, and the other lenders party thereto, which provided (x) a senior secured first lien term loan facility of $140 million that matures in five years on June 25, 2025 and (y) a first lien revolving credit facility of up to $50 million that also matures in five years. Loans outstanding under the first lien term loan facility and the first lien revolving credit facility accrue interest at a rate per annum equal to LIBOR subject to a floor of 1% plus a margin ranging from 3.00% to 3.75% or, at Company’s option, a base rate subject to a floor of 2% plus a margin ranging from 2.00% to 2.75%, depending on the achievement of certain leverage ratios. Undrawn amounts under the first lien revolving credit facility are expected to accrue a commitment fee at a rate per annum of 0.40% on the average daily undrawn portion of the commitments thereunder, with step downs to 0.30% upon achievement of certain leverage ratios. As of December 31, 2020, there were $2.1 million of outstanding letters of credit that reduced the Company’s availability under the revolving credit facility. Additionally, approximately $1.9 million of issuance costs allocated to the revolving credit facility were capitalized as an asset as of June 30, 2020 and are being amortized ratably over the commitment period of five years. There were $47.9 million in borrowings under the revolving credit facility as of December 31, 2020.
The Company converted the base rate term loan to a LIBOR loan on July 1, 2020 at an interest rate of 4.50%. Borrowings under the Loan Agreement are collateralized by substantially all of the Company’s assets, and the Loan Agreement includes restrictive qualitative and quantitative covenants. The Company was in compliance with its covenants under the Loan Agreement on December 31, 2020. The unpaid principal amount of the term loan is payable in quarterly installments on the last day of each fiscal quarter commencing on September 30, 2020. The payment for each of the first 12 fiscal quarters is equal to 1.25% of the beginning principal amount, or $1.75 million, and for the following seven fiscal quarters thereafter is 2.50%, or $3.5 million. The remaining principal payment on the term loan is due upon maturity.
On February 5, 2021, the Company amended and restated the Loan Agreement (see Note 18)